                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:     November 9, 2009

Issuer Name and Ticker or Trading      Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                      The Blackstone Group L.P.

Other Joint Filers:                    Blackstone Holdings I L.P.
                                       Blackstone Holdings I/II GP Inc.
                                       Blackstone Group Management L.L.C.
                                       Stephen A. Schwarzman

Addresses:                             The address of the principal business and principal office of each of
                                       Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc.,
                                       Blackstone Group Management L.L.C. and Stephen A. Schwarzman is c/o The
                                       Blackstone Group, 345 Park Avenue, New York, NY 10154.

Signatures:
Dated: November 11, 2009

                                      BLACKSTONE HOLDINGS I L.P.

                                      By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                              Name:  Robert L. Friedman
                                              Title: Attorney-in-Fact

                                      BLACKSTONE HOLDINGS I/II GP INC.

                                      By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                              Name:  Robert L. Friedman
                                              Title: Authorized Person

                                      BLACKSTONE GROUP MANAGEMENT L.L.C.

                                      By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                              Name:  Robert L. Friedman
                                              Title: Authorized Person

                                      /s/ Stephen A. Schwarzman
                                      -----------------------------------------
                                      STEPHEN A. SCHWARZMAN